UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017

Alliqua BioMedical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36278	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Stony Hill Road Suite 200 Yardley, Pennsylvania	19067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

As previously reported, on February 27, 2017, pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors (collectively, the “Private Placement Investors”), dated February 27, 2017, Alliqua BioMedical, Inc. (the “Company”) sold and issued to the Private Placement Investors in a private placement an aggregate of 5,540,000 shares of common stock at a purchase price of $0.50 per share (the “Private Placement”). The Securities Purchase Agreement contains a “most-favored nation” provision that provides that if the Company, during 120 days from February 27, 2017, issues or sells any common stock or common stock equivalents reasonably believed to be more favorable in terms or conditions than the Private Placement, the Company must amend the terms of the Securities Purchase Agreement to give the Private Placement Investors the benefit of such more favorable terms or conditions. On April 3, 2017, the Company completed a public offering of its common stock at a public offering price of $0.40 per share. As a result of the public offering, and pursuant to the “most favored nation” provision of the Securities Purchase Agreement, effective as of April 11, 2017, the Company adjusted the per share purchase price under the Securities Purchase Agreement to equal the $0.40 per share public offering price, and would therefore need to issue an aggregate of 1,385,000 additional shares of common stock to the Private Placement Investors, for no additional consideration. On April 11, 2017, the Company issued an aggregate of 380,717 shares of common stock to the Private Placement Investors, with the remaining 1,004,283 additional shares of common stock (the “Remaining MFN Shares”) to be issued to the Private Placement Investors subject to stockholder approval as may be required by the applicable rules and regulations of the NASDAQ Capital Market.

On June 23, 2017, the Company held its 2017 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved the issuance of the Remaining MFN Shares, and, following the Annual Meeting, on June 23, 2017, the Company issued the Remaining MFN Shares to the Private Placement Investors. The Remaining MFN Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were issued in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting, the stockholders approved an amendment to the Company’s 2014 Long-Term Incentive Plan (the “2014 Plan”) to increase the total number of shares of common stock reserved for issuance under the 2014 Plan by an additional 4,000,000 shares, to a total of 9,500,000 shares (the “Plan Amendment”). The Plan Amendment had been previously approved by the Company’s board of directors (the “Board”) on April 26, 2017, subject to stockholder approval.

For more information about the Plan Amendment and the 2014 Plan, see the Company’s definitive proxy statement for the Annual Meeting, originally filed with the Securities and Exchange Commission on May 9, 2017 (the “2017 Proxy”), the relevant portions of which are incorporated herein by reference. The description of the Plan Amendment above and such portions of the 2017 Proxy are qualified in their entirety by reference to the full text of the Plan Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following eight proposals were submitted to a vote of the Company’s stockholders:

(1)	Election of seven directors to serve on the Board for a term of one year or until their successors are elected and qualified, for which the following were nominees: David Johnson, Jerome Zeldis, M.D., Ph.D., Winston Kung, Joseph Leone, Gary Restani, Mark Wagner, and Jeffrey Sklar.

(2)	A proposal to authorize the Board to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-3 to 1-for-13, such ratio to be determined by the Board.

(3)	A proposal to approve the Plan Amendment.

(4)	The issuance of more than 19.99% of the Company’s outstanding shares of common stock (measured as of February 27, 2017) at a price per share less than book or market value to the Private Placement Investors, pursuant to the “most favored nation” provision (the “MFN Adjustment”) of the Securities Purchase Agreement, dated as of February 27, 2017, entered into in the Private Placement, in accordance with NASDAQ Stock Market Rule 5635(d) (the “MFN Adjustment Proposal”).

(5)	The issuance of shares of the Company’s common stock to Jerome Zeldis, M.D., Ph.D., the chairman of the Board, pursuant to the MFN Adjustment at a per share purchase price less than the closing bid price of the common stock on February 27, 2017, in accordance with NASDAQ Stock Market Rule 5635(c) (the “Chairman MFN Adjustment Proposal”).

(6)	The issuance of shares of the Company’s common stock to Celgene Corporation (“Celgene”) either (a) pursuant to the MFN Adjustment, or (b) upon exercise of certain warrants to purchase shares of the Company’s common stock issued by the Company to Celgene on November 18, 2013, and on April 14, 2014, which issuance may result in a change of control of the Company, in accordance with NASDAQ Stock Market Rule 5635(b) (the “Celgene Proposal”).

(7)	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

(8)	An advisory vote on executive compensation, as disclosed in the Company’s proxy materials.

For more information about the foregoing proposals, see the 2017 Proxy, the relevant portions of which are incorporated herein by reference. Holders of the Company’s common stock were entitled to one vote per share; provided however, that the holders of shares of common stock issued in the Private Placement and the shares of common stock issued pursuant to the MFN Adjustment were not entitled to vote such shares on the MFN Adjustment Proposal, the Chairman MFN Adjustment Proposal, or the Celgene Proposal. The number of votes cast for and against, the number of abstentions and the number of broker non-votes, if applicable, with respect to each matter voted upon are set forth below.

(1)	Each of the following nominees for director received the number of votes set forth opposite his name, constituting in each case a plurality of the votes cast at the Annual Meeting for the election of such director to serve for a term of one year or until his successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David Johnson	20,961,067	553,449	12,636,725
Jerome Zeldis, M.D., Ph.D.	19,983,404	1,531,112	12,636,725
Winston Kung	20,903,987	610,529	12,636,725
Joseph Leone	21,011,991	502,525	12,636,725
Gary Restani	20,966,236	548,280	12,636,725
Mark Wagner	21,003,266	511,250	12,636,725
Jeffrey Sklar	19,992,237	1,522,279	12,636,725

(2)	The vote, based on votes cast in person or by proxy, for the proposal to authorize the Board to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-3 to 1-for-13, such ratio to be determined by the Board, was as follows:

Votes For	Votes Against	Votes Abstaining
29,950,206	3,902,365	298,670

(3)	The vote, based on votes cast in person or by proxy, for the proposal to approve the Plan Amendment, was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
19,302,888	1,996,174	215,454	12,636,725

(4)	The vote, based on votes cast in person or by proxy, for the proposal to approve the issuance of more than 19.99% of the Company’s outstanding shares of common stock (measured as of February 27, 2017) at a price per share less than book or market value the Private Placement Investors, pursuant to the MFN Adjustment, in accordance with NASDAQ Stock Market Rule 5635(d) was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
15,675,498	1,012,000	130,741	12,636,725

(5)	The vote, based on votes cast in person or by proxy, for the proposal to approve the issuance of shares of the Company’s common stock to Jerome Zeldis, M.D., Ph.D. pursuant to the MFN Adjustment at a per share purchase price less than the closing bid price of the common stock on February 27, 2017, in accordance with NASDAQ Stock Market Rule 5635(c), was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
15,657,718	1,002,783	157,738	12,636,725

(6)	The vote, based on votes cast in person or by proxy, for the proposal to approve the issuance of shares of the Company’s common stock to Celgene either (a) pursuant to the MFN Adjustment, or (b) upon exercise of certain warrants to purchase shares of the Company’s common stock issued by the Company to Celgene on November 18, 2013, and on April 14, 2014, which issuance may result in a change of control of the Company, in accordance with NASDAQ Stock Market Rule 5635(b) was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
15,745,413	917,281	155,545	12,636,725

(7)	The vote, based on votes cast in person or by proxy, for the proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, was as follows:

Votes For	Votes Against	Votes Abstaining
32,065,714	1,428,345	657,182

(8)	The vote, based on votes cast in person or by proxy, for the advisory vote on executive compensation was as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
20,470,456	981,880	62,180	12,636,725

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Second Amendment to the Alliqua BioMedical, Inc. 2014 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA BIOMEDICAL, INC.

Dated: June 23, 2017	By:	/s/ Brian Posner
Name: Brian Posner Title: Chief Financial Officer